                   THE CENTRAL RESERVE LIFE INSURANCE COMPANY
               SEVERANCE BENEFIT PLAN FOR DIRECTORS AND OFFICERS,
                            SUMMARY PLAN DESCRIPTION
                                       AND
                    GENERAL RELEASE AND WAIVER OF ALL CLAIMS

                            I. Establishment of Plan
                               ----------------------
                  This arrangement, to be known as the "Central Reserve Life Insurance Company Severance Benefit Plan For Directors and Officers" (Plan), constitutes a severance pay plan within the meaning of 29 C.F.R. ss.2510.3-2(b), and an employee welfare benefit plan, within the meaning of Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Board of Directors of Central Reserve Life Insurance Company (CRL Board) has established this Plan to pay severance benefits to certain Eligible Employees (as hereinafter defined) of Central Reserve Life Insurance Company (Company) who separate from service under specified conditions while the Plan is in effect. This Plan is solely for the benefit of those individuals who are determined, pursuant to the terms and conditions of this Plan, to be Eligible Employees of Central Reserve Life Insurance Company. It is not intended, nor should it be construed, as providing benefits for any other individual, including, but not limited to, any employees or officers of any affiliates or subsidiaries of Company, including, but not limited to, Central Reserve Life Corporation (CRLC). This Plan, as revised, is effective as of December 16, 1997, and replaces in its entirety any previous severance plans, and will continue until modified, amended, changed, or terminated, as provided in Article VII hereof.

                              II. Plan Eligibility
                                  ----------------

                  (1) The employees of the Company who are eligible to participate in the Plan are those Company employees who hold a position classified as:

                  (i) Director-Level [employee Class IV] (Director); or
                 (ii) Officer-Level [employee Classes V, VI, & VII] (Officer).

                  In order to receive Plan Benefits under the terms of this Plan, a Company employee must hold a position with one of the above-designated classifications on the day before the date of a "Qualifying Separation," and must not have a separate, written employment agreement or contract with Company (Eligible Employee).

                  (2) Except as otherwise provided in this Section (2), "Qualifying Separation" means an Eligible Employee's separation from service with the Company, which shall occur upon an involuntary termination.

Notwithstanding the foregoing, an Eligible Employee shall not receive any benefits under the Plan if such employee separates from service
(i) by death;
(ii) by disability under circumstances which result in his/her receiving either short or long-term disability benefits funded, in whole or in part, directly or indirectly by the Company; or
(iii) as a result of actions or omissions which the Executive Committee, in its sole discretion, determines constitute misconduct or gross neglect of duty by the employee.

                  (3) As a condition of eligibility to receive certain Plan Benefits, as described in Section (1) of Article III hereof, and as consideration for the covenants, payments and benefits described therein, an Eligible Employee must execute an appropriate "General Release and Waiver of all Claims" (Release and Waiver) (the forms of which are attached hereto as Exhibits A-1 [Group Waiver] and A-2 [Individual Waiver]) under which the Eligible Employee for himself or herself, and for his or her executors, administrators, assigns and heirs, irrevocably and unconditionally releases, remits, acquits and discharges the Company, CRLC, and any person or entity connected with them in any manner, including, but not limited to members of their boards of directors, their officers, shareholders, agents, employees, affiliates, related companies or entities, successors and assigns, jointly and individually, from any and all claims, issues, charges, disputes, allegations, liabilities, obligations, demands, damages, debts or sums of money or causes of action of any nature or kind whatsoever, known or unknown, which the Eligible Employee, his heirs, successors or assigns have or may be able to assert in the future against such persons or parties, including but not limited to, those based upon, related to, or arising from the creation, existence, or termination of the "employer/employee" relationship, including but not limited to claims of discrimination under any federal, state or local law, rule or regulation prohibiting age, sex, race, or other forms of discrimination, whether those claims are past or present, whether they arise from labor laws or discrimination laws, such as the Americans With Disabilities Act, Employee Retirement Income Security Act; Age Discrimination in Employment Act, as amended by the Older Workers' Benefit Protection Act of 1990 (OWBPA), including the provisions of 29 U.S.C. ss.626(f)(1) regarding specific requirements for the waiver of rights and claims thereunder in any way arising prior to the execution of the Release and Waiver; Title VII of the Civil Rights Act of 1964, as amended; Ohio Revised Code, ss.4112 et seq., Ohio Revised Code, ss.4101.17, or any other law, rule or regulation. The Release and Waiver also applies to any claim, whether or not based on any contract, express or implied, oral, or in writing, to continued employment with the Company. Further, the Release and Waiver applies to claims for any relief, no matter how called, including but not limited to actions sounding in or related to tort, contract, wages,

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

backpay, frontpay, compensatory damages, punitive damages, or damages for pain or suffering.


                       III. Plan Benefits and Limitations
                            ------------------------------

                  (1) Each Eligible Employee who separates from service as a result of a Qualifying Separation shall be entitled to receive "Plan Benefits," calculated and paid as follows:
                  (a) Directors of Company:1 In the case of an Eligible Employee who is a Director (designated as employee Class IV) of the Company, he or she shall receive the equivalent of one (1) month of his or her Base Salary for each twelve (12) months of service to a maximum of three (3) months; however, if such Eligible Employee executes a "Release and Waiver" in accordance with the provisions of Section (5) of Article II hereof, such Eligible Employee shall receive the equivalent of two (2) months of his or her Base Salary for each twelve (12) months of service to a maximum of six (6) months of Base Salary. If the Eligible Employee executing the aforementioned "Release and Waiver" is age forty (40) or over, the Eligible Employee shall receive an additional one (1) month of Base Salary.

As an example, the maximum amount that an Eligible Employee who is a Director-level employee of the Company, under age forty (40) and who signs an appropriate Release and Waiver, could receive pursuant to the terms of this Plan is six (6) months of Base Salary. If the Director is over age forty (40), the maximum amount that the individual could receive is seven (7) months of Base Salary.

                   (b) Officers of Company: In the case of an Eligible Employee who is an Officer (designated as employee classes V, VI, or VII) of the Company and who has been an employee of Company for a total of fifteen (15) or more years as of the day before the Qualifying Separation, he or she shall receive the equivalent of one (1) month of his or her "Base Salary" for each twelve (12) months of service to a maximum of six (6) months; however, if such Eligible Employee executes a "Release and Waiver" in accordance with the provisions of Section (5) of Article II hereof, such Eligible Employee shall receive the equivalent of two (2) months of his or her Base Salary for each twelve (12) months of service to a maximum of twelve (12) months of Base Salary. If the Eligible Employee executing the aforementioned "Release and Waiver" is age forty
(40) or over, the Eligible Employee shall receive an additional one (1) month of Base Salary.



--------
1 The term "Director," as used herein to describe those individuals who may be deemed Eligible Employees under the terms of this Plan, refers only to the Company's classification of certain managerial employees as "directors" (Class
IV) employees. The term does not refer to nor is it to be construed to include those individuals who serve as members of Company's Board of Directors or CRLC's Board of Directors, who are referred to, due to their membership on the board(s), as "directors."

                  In the case of an Eligible Employee who is an Officer (designated as employee classes V, VI, or VII) of the Company and who has been an employee of Company for fewer than fifteen (15), he or she shall receive the equivalent of one (1) month of his or her "Base Salary" for each twelve (12) months of service to a maximum of three (3) months; however, if such Eligible Employee executes a "Release and Waiver" in accordance with the provisions of Section (5) of Article II hereof, such Eligible Employee shall receive the equivalent of two (2) months of his or her Base Salary for each twelve (12) months of service to a maximum of six (6) months of Base Salary. If the Eligible Employee executing the aforementioned "Release and Waiver" is age forty (40) or over, the Eligible Employee shall receive an additional one (1) month of Base Salary.

As an example, the maximum amount that an Eligible Employee who is an Officer of the Company (a Class V, VI, or VII employee) under age forty (40) and has been an employee of Company for fifteen (15) or more years and who signs an appropriate Release and Waiver, could receive pursuant to the terms of this Plan is twelve (12) months of Base Salary. If that Officer is over age forty (40), the maximum amount that the individual could receive is thirteen (13) months of Base Salary.

                  (c) If the Plan Benefits provided for under Section III, subsection (1) (a) or (b) are to be distributed to an Eligible Employee in installments, the installment payments shall be paid at the same interval as the regular pay period for employees of the Eligible Employee's class, as in effect on the date of the Eligible Employee's Qualifying Separation.

                   (d) "Base Salary," for the purpose of this Plan, shall mean an Eligible Employee's monthly gross salary for services as an employee of the Company (including days actually worked and, paid time off [PTO], and holidays), for the last full month preceding his or her Qualifying Separation; provided Base Salary includes compensation which is included in such employee's gross income for federal tax purposes. Base salary shall specifically exclude (i) amounts paid by the Company for services performed in a capacity other than as an Eligible Employee, and (ii) any amounts received as benefits under this Plan or any other employee benefit plan (within the meaning of Section 3(3) of ERISA) of the company.

                  (e) Any payments made under this Plan shall be subject to any and all applicable withholding taxes as required by federal, state or local law.

                   (2) In addition to the benefits payable under this Plan, an Eligible Employee who separates from service as a result of a Qualifying Separation shall be entitled to receive his or her unpaid paid time off (PTO) accrued to the date of his

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

or her Qualifying Separation in one lump sum payment within sixty (60) days after the date of such Qualifying Separation.

                  (3) Benefits paid or payable to an Eligible Employee under the Plan shall not increase, decrease, modify or change the amount of any benefits such employee may be entitled to receive under the Pension Plan for Employees of Central Reserve Life of North America Insurance Company, the Defined Contribution 401(k) Profit Sharing Plan of Central Reserve Life Insurance Company nor any other plan providing benefits, including, but not limited to, any qualified or nonqualified plan.

                                   IV. Funding
                                       -------

Benefits under the Plan shall not be funded but rather shall be payable from the general assets of the Company.


                           V. Entitlement to Benefits
                              ------------------------

An Eligible Employee shall have no vested right to benefits under the Plan unless and until the date of his or her Qualifying Separation.

                        VI. Administrative Responsibility
                            -----------------------------

                  (1) The Plan shall be administered by the Company's Executive Committee, which shall be deemed the Plan Administrator.

                  (2) The Company's Executive Committee shall have all powers necessary to enable it to carry out its duties, including, but not limited to, the discretionary authority to interpret the Plan, the discretionary authority to determine all questions relating to the rights and status of employees, and the discretionary authority to make such rules and regulations for the administration of the Plan as are not inconsistent with the terms and provisions hereof, as well as such other authority and powers relating to the administration of the Plan.

                  (3) The Company's Executive Committee shall have complete discretionary authority with respect to determining the eligibility of an employee to receive benefits under the Plan, the amount of such benefits, and all matters incidental thereto.

                  (4) The Company's Executive Committee shall keep a record of all of its proceedings and shall keep all such books of account, records and other data as may be necessary or advisable in its judgment for the administration of the Plan, including records to reflect the affairs of the Plan and to determine the amount of benefits payable under the Plan. The Company's Executive Committee and the Company may rely on and will not be liable because of any information that an employee provides, either directly or indirectly. Subject to the requirements of law, any person dealing with the Company's Executive Committee may rely on, and will incur no liability in relying on, a certificate or memorandum in writing signed by the Company's Executive Committee, or an authorized member thereof, as evidence of any action taken or resolution adopted by the Company's Executive Committee.

                  (5) The Company's Executive Committee will cause to be prepared and filed and/or distributed, in a timely manner, all reports and other information which are required of the administrator of the Plan by any statute, administrative regulations, ruling or order.

                  (6) The Company's Executive Committee shall have authority to retain agents, counsel, accountants or any other person or persons who are required by law or whom the Company's Executive Committee deems necessary or desirable in order to provide for the proper administration of the Plan. The Company's Executive Committee also shall have authority to incur expenses which it deems necessary or desirable in order to properly perform its duties hereunder. Any and all expenses or charges properly incurred in accordance with the provisions of this paragraph shall be paid for by the Company.

                         VII. Amendment and Termination
                              -------------------------

The Plan may only be modified, amended, changed, or terminated upon the approval of the Company's Board of Directors during a regular, annual or special meeting. Any modification, amendment, change, or termination of the Plan shall be evidenced and documented in writing and signed by at least two officers of the Company at the level of executive vice president and above. Any modification, amendment, change or termination of the Plan shall be effective upon Board approval for all individuals who may have rights under the terms of this Plan, excepting only those whose employment previously had been terminated and who were determined to have right under this Plan.

Notwithstanding any other provision of this Plan, including, but not limited to this "Amendment and Termination" provision, in regard to those individuals who had been previously terminated at any time under the terms of this Plan or any similar predecessor plan, this Plan shall not, in any manner, be modified, amended, changed nor terminated so as to reduce, impair, or eliminate any of the benefits provided by the terms of this Plan for these individuals.

                         VIII. Miscellaneous Provisions
                               ------------------------

                  (1) All parties to the Plan or who are claiming any interest hereunder shall perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions. Each Eligible Employee must apply for his or her Plan Benefits on forms prepared by Company, subject to the approval of the Executive Committee.

                  (2) The Plan shall be construed according to the laws of the State of Ohio, and all provisions hereof shall be administered according to the laws of that State, except to the extent preempted by federal law. In case any provision of the Plan shall be or become invalid, such fact shall not affect the validity of any other provision of the Plan. This Plan document sets forth the entire terms of the Plan. Abbreviated Plan summaries, and other explanations of the Plan's benefits and operations, including any and all prior agreements, to the extent inconsistent, are hereby superseded.

                  (3) Under no circumstances shall the Plan or the participation of any employee of the Company hereunder constitute a contract between the Company and the employee or to be consideration for, nor an inducement, nor condition of, the employment of such person. Each employee of the Company, including any Eligible Employee under the Plan, is an at will employee of the Company, and nothing in this Plan will be deemed to give the employee the right to be retained in the employ of the Company, or to interfere with the right of the Company to discharge the employee at any time, nor will it be deemed to give the Company the right to require the employee to remain in its employ, nor will it interfere with the right of the employee to terminate employment at any time.

                  (4) Any and all references in the Plan to any provision of any statute, law, regulation, ruling, or order shall be deemed to refer also to any successor provision of any statute, law, regulation, ruling or order.

                  (5) The Company's and CRLC's Boards of Directors, CRLC, the Company and its officers and employees, and the Company's and CRLC's Executive Committees, and each member thereof, shall be free from liability, joint or several, for personal acts, omissions, and conduct, and for the acts, omissions and conduct of duly constituted agents, in the administration of this Plan; provided, however, that any individual who is held liable for the effects and consequences of personal acts, omissions or conduct in the administration of the Plan shall be indemnified and saved harmless by the Company except to the extent that such effects and consequences resulted from misconduct.

                  (6) In the event an Eligible Employee's death occurs after he or she has begun to receive Plan Benefits under Article III hereof, but prior to the date that such benefits have been fully paid to the Eligible Employee, any benefit then being paid under the Plan after the death of the Eligible Employee shall be paid to the deceased Eligible Employee's surviving legal spouse, if any, as the Eligible Employee's beneficiary for purposes of this Plan. If the Eligible Employee is not survived by a legal spouse, any benefits then held for the Eligible Employee shall be distributed to such deceased Eligible Employee's estate as the beneficiary for purposes of this Plan.

                  (7) If any Eligible Employee or beneficiary entitled to receive benefits hereunder shall be physically or mentally incapable of receiving said benefits or acknowledging receipt thereof and the Company's Executive Committee is not aware of any legal representative having been appointed for him or her, the Company's Executive Committee may cause any benefit otherwise payable hereunder to be paid to such one or more as may be chosen by the Company's Executive Committee from among the following: any institution maintaining the employee or beneficiary; and/or the employee's or beneficiary's spouse, children and/or other relatives by blood or marriage; and/or any person whom the Company's Executive Committee reasonably determines is caring for the employee or beneficiary or otherwise providing the employee with support and maintenance. Any payment so made shall be a complete discharge of any and all liability under the Plan with respect to such payment.

                  (8) No benefit under the Plan shall be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment, execution or encumbrance of any kind, and any attempt to accomplish the same shall be void.

                               YOUR "ERISA" RIGHTS
                               --------------------

                  As a participant in the Plan, you are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974, as amended (ERISA). ERISA provides that all Plan participants shall be entitled to:

                  (a) Examine, without charge, at the Plan Administrator's general offices, all Plan documents, and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports and Plan descriptions.

                  (b) Obtain copies of all Plan documents and other Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies.

                  (c) Receive a summary of the Plan's annual financial report. The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

                  (d) Obtain a statement telling you whether you have a right to receive Plan Benefits, and if so, what your benefits would be. If you do not have a right to Plan Benefits, the statement will tell you how many more years you have to work to get a right to Plan Benefits. This statement must be requested in writing and is not required to be given more than once a year. The Plan must provide the statement free of charge.

                  In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries. No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining Plan Benefits or exercising your rights under ERISA. If your claim for Plan Benefits is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the Plan review and reconsider your claim. Under ERISA, there are steps you can take to enforce the above rights. For instance, if within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay the costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim to be frivolous. If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

                         FILING CLAIMS/DENIAL OF CLAIMS
                         -------------------------------

                  Any person who believes that he or she has been denied benefits improperly may file a claim for benefits with the Plan Administrator. The claim may be filed by you, your duly authorized representative, or by your beneficiary. The Plan Administrator will review your claim and will notify you as to whether such claim has been granted or denied within 90 days after its receipt of the claim unless special circumstances require an extension of time for processing the claim. If an extension is required, you will be notified in writing before expiration of the initial 90-day period. If your claim is denied, you will receive a written notice explaining the denial in detail. You or your duly authorized representative may file with the Plan Administrator a written request for review of the claim within 60 days after you are notified of the denial. When you file a request for review, the Plan Administrator will appoint a claims reviewer who will make and explain his or her decision on the claim to you within 60 days of receipt of your request unless special circumstances require an extension of time for processing, in which case a decision will be made not later than 120 days after receipt of your request. If an extension is necessary, you will receive written notice of the extension prior to the expiration of the 60-day period.

                           OTHER IMPORTANT INFORMATION
                           ---------------------------

Name, Address, telephone number of Plan Administrator:

Executive Committee of the Board of Directors
Attention:  Frank W. Grimone,
                  Sr. Executive Vice President,
                  Chief Financial Officer; or
                  James A. Weisbarth
                   Executive Vice President,
                   Treasurer

Central Reserve Life Insurance Company
CRL Plaza
17800 Royalton Road
Strongsville, Ohio 44136-5197
(440) 572-2400

Agent for Service Process
for Plan Administrator:                John F. Novatney, Jr.
                                       Central Reserve Life Insurance Company
                                       17800 Royalton Road
                                       Strongsville, Ohio 44135-5197
                                       (440) 572-2400


Central Reserve Life Insurance
Insurance Company's (Plan Sponsor's)

Federal
Tax ID Number:                         34-1017531

Plan Number:
                                       -----------------------------------
Plan Year:                             The initial Plan Year shall be
                                       December 16, 1997 through
                                       December 31,1997; thereafter,
                                       the Plan Year shall be the calendar
                                       year.

Source of Funding:                     All benefits are unfunded and are
                                       payable directly by the Company from
                                       general corporate assets of the Company.

Type of Plan:                          Welfare Plan providing severance pay
                                       benefits.

                           EXHIBIT A-1 [Group Waiver]
                           ---------------------------

                    GENERAL RELEASE AND WAIVER OF ALL CLAIMS
                    -----------------------------------------

                  As consideration for the covenants, payments and benefits contained in the Central Reserve Life Insurance Company Severance Benefit Plan
(Plan), as an Eligible Employee under such Plan, I _________________________ _________________________________________________________________,
for myself, my executors, administrators, assigns, and heirs, do fully and forever, irrevocably and unconditionally release, remit, acquit, and discharge Central Reserve Life Corporation (CRLC), Central Reserve Life Insurance Company (Company), and all persons and entities connected to them, including but not limited to the members of their boards of directors, their officers, shareholders, agents, employees, affiliates, related companies or entities, successors and assigns, jointly and individually, from any and all claims, issues, charges, allegations, demands, disputes, liabilities, obligations, demands, damages, debts or sums of money or any causes of action of any nature or kind whatsoever, known or unknown, which I, my executors, administrators, assigns or heirs, have or may have or may be able to assert in the future against such persons or parties, up to and including the date of this General Release and Waiver of all Claims (Release and Waiver), including but not limited to, those based upon, relating to, or arising from the creation, existence or termination of the "employer/employee" relationship, including but not limited to any actions sounding in or related to tort, contract or claims of discrimination of any kind, or arising under or related to any federal, state or local law, rule or regulation, prohibiting age, sex, race, or other forms of discrimination, whether those claims are past, present, or future, whether they arise from labor laws or discrimination laws, including but not limited to any law, rule, statute or regulation such as Title VII of the Civil Rights Act of 1964, as amended, Ohio Revised Code, ss.4112 et seq., Ohio Revised Code, ss. 4101.17, the Americans With Disabilities Act (ADA), Employee Retirement Income Security Act (ERISA), the Age Discrimination in Employment Act (ADEA), as amended by the Older Workers' Benefit Protection Act of 1990 (OWBPA), including the provisions of 29 U.S.C. ss.626(f)(1) regarding specific requirements for the waiver of rights and claims thereunder in any way arising prior to the execution of this Release and Waiver, which include that you understand and acknowledge that by executing this Release and Waiver you are knowingly and voluntarily waiving any and all rights and claims you may have, as a covered individual, under the ADEA and OWBPA; you are receiving hereunder consideration in addition to anything of value to which you are already entitled; and you have been advised to consult with attorney of your choice prior to executing this Release and Waiver. This Release and Waiver also applies to any claim, whether or not based on any contract, express or implied, oral, or in writing, to continued employment with the Company. Further, this Release and Waiver applies to claims for any relief, no matter how called, including but not limited to wages, backpay, frontpay, compensatory damages, punitive damages, or damages for pain or suffering.

                  I represent that I have carefully read and fully understand all of the provisions of this Release and Waiver. I represent and agree that I have been advised of and fully understand my right to discuss all aspects of this Release and Waiver with my private attorney. If I wish to discuss this Release and Waiver with an attorney, I have done so. I execute this Release and Waiver knowingly and voluntarily as my own free act and deed and represent that this Release and Waiver was freely negotiated and entered into without fraud, duress or coercion and with full knowledge of its significance, effects and consequences.

                  I acknowledge that I have been given at least forty-five (45) days to consider this Release and Waiver. I further acknowledge that Company has provided me with (i) a copy of the Plan which includes a description of the group of individuals covered by the Plan and the eligibility requirements to participate in the Plan, and (ii) a list of the job titles and age of individuals eligible to receive benefits under the Plan, and the ages of the individuals in the same organizational units who are not eligible to receive benefits under the Plan; such list is attached hereto as Exhibit B.

                  I acknowledge and understand that I may revoke this Release and Waiver within seven (7) days from the date on which the Release and Waiver is executed by submitting a signed statement to Company indicating that I have chosen to revoke this Release and Waiver, in which case this Release and Waiver shall be ineffective and of no legal force.

                  This Release and Waiver sets forth the entire agreement between myself and Company and I acknowledge that in signing this Release and Waiver I do not rely and have not relied upon any representation or statement, written or oral, not set forth in this document.

DATED:
      -----------------        ------------------------------------------------
                                        (Eligible Employee)

DATED:
      -----------------        ------------------------------------------------
                                    (Witness as to Eligible Employee)


DATED:
      -----------------        ------------------------------------------------
                              (Authorized Executive Officer of Company)

                         EXHIBIT A-2 [Individual Waiver]
                         -------------------------------

                    GENERAL RELEASE AND WAIVER OF ALL CLAIMS
                    -----------------------------------------

                  As consideration for the covenants, payments and benefits contained in the Central Reserve Life Insurance Company Severance Benefit Plan
(Plan), as an Eligible Employee under such Severance Benefit Plan, I, _________ _____________________________________________________________________________,
for myself, my executors, administrators, assigns, and heirs, do fully and forever, irrevocably and unconditionally release, remit, acquit, and discharge Central Reserve Life Corporation (CRLC), Central Reserve Life Insurance Company (Company), and all persons and entities connected to them, including but not limited to the members of their boards of directors, their officers, shareholders, agents, employees, affiliates, related companies or entities, successors and assigns, jointly and individually, from any and all claims, issues, charges, allegations, demands, disputes, liabilities, obligations, demands, damages, debts or sums of money or any causes of action of any nature or kind whatsoever, known or unknown, which I, my executors, administrators, assigns or heirs, have or may have or may be able to assert in the future against such persons or parties, up to and including the date of this General Release and Waiver of all Claims (Release and Waiver), including but not limited to, those based upon, relating to, or arising from the creation, existence or termination of the "employer/employee" relationship, including but not limited to any actions sounding in or related to tort, contract or claims of discrimination of any kind, or arising under or related to any federal, state or local law, rule or regulation, prohibiting age, sex, race, or other forms of discrimination, whether those claims are past, present, or future, whether they arise from labor laws or discrimination laws, including but not limited to any law, rule, statute or regulation such as Title VII of the Civil Rights Act of 1964, as amended, Ohio Revised Code, ss.4112 et seq., Ohio Revised Code, ss.4101.17, the Americans With Disabilities Act (ADA), Employee Retirement Income Security Act (ERISA), the Age Discrimination in Employment Act (ADEA), as amended by the Older Workers' Benefit Protection Act of 1990 (OWBPA), including the provisions of 29 U.S.C. ss.626(f)(1) regarding specific requirements for the waiver of rights and claims thereunder in any way arising prior to the execution of this Release and Waiver, which include that you understand and acknowledge that by executing this Release and Waiver you are knowingly and voluntarily waiving any and all rights and claims you may have, as a covered individual, under the ADEA and OWBPA; you are receiving hereunder consideration in addition to anything of value to which you are already entitled; and you have been advised to consult with attorney of your choice prior to executing this Release and Waiver. This Release and Waiver also applies to any claim, whether or not based on any contract, express or implied, oral, or in writing, to continued employment with the Company. Further, this Release and Waiver applies to claims for any relief, no matter how called, including but not limited to wages, backpay, frontpay, compensatory damages, punitive damages, or damages for pain or suffering.

                  I represent that I have carefully read and fully understand all of the provisions of this Release and Waiver. I represent and agree that I have been advised of and fully understand my right to discuss all aspects of this Release and Waiver with my private attorney. If I wish to discuss this Release and Waiver with any attorney, I have done so. I execute this Release and Waiver knowingly and voluntarily as my own free act and deed and represent that this Release and Waiver was freely negotiated and entered into without fraud, duress or coercion and with full knowledge of its significance, effects and consequences.

                  I acknowledge that I have been given at least twenty-one (21) days to consider this Release and Waiver. I acknowledge and understand that I may revoke this Release and Waiver within seven (7) days from the date on which the Release and Waiver is executed by submitting a signed statement to Company indicating that I have chosen to revoke this Release and Waiver, in which case this Release and Waiver shall be ineffective and of no legal force.

                  This Release and Waiver sets forth the entire agreement between myself and Company and I acknowledge that in signing this Release and Waiver I do not rely and have not relied upon any representation or statement, written or oral, not set forth in this document.


DATED:
      -------------------------     -------------------------------------------
                                                 (Eligible Employee)

DATED:
      -------------------------     -------------------------------------------
                                        (Witness as to Eligible Employee)


DATED:
      -------------------------     -------------------------------------------
                                      (Authorized Executive Officer of Company)








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